UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 23, 2007


                           EASTGROUP PROPERTIES, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Maryland                         1-07094                13-2711135
         --------                         -------                ----------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
    of Incorporation)                                        Identification No.)

        300 One Jackson Place, 188 East Capitol Street, Jackson, MS 39201
        -----------------------------------------------------------------
          (Address of Principal Executive Offices, including zip code)

                                 (601) 354-3555
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  Entry into a Material Definitive Agreement.

The Company appointed Wells Fargo Bank, National Association as Rights Agent pursuant to a Second Amendment to Rights Agreement dated as of July 23, 2007. The Second Amendment to Rights Agreement is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

ITEM 8.01.  Other Events.

Effective July 23, 2007, the Company terminated the services of Computershare Trust Company as the Company's transfer agent and registrar for shares of the Company's common stock, $0.0001 par value per share (the "Common Stock") and the Company's Series D Cumulative Redeemable Preferred Stock, par value $.0001 per share (the "Series D Preferred Stock"), and appointed Wells Fargo Bank, National Association ("Wells Fargo Shareowner Services" or "Wells Fargo") to serve as the Company's transfer agent and registrar for shares of the Company's Common Stock and Series D Preferred Stock. Contact information for Wells Fargo is as follows:

Wells Fargo Shareowner Services          Wells Fargo Shareowner Services
P.O. Box 64874                           161 N. Concord Exchange
St. Paul, MN 55164-0874                  South St. Paul, MN  55075-1139

Telephone inquiries should be made to Wells Fargo Shareowner Services at (800) 468-9716 or (651) 450-4064.

ITEM 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

4.1 Second Amendment to Rights Agreement dated as of July 23, 2007 between the Company and Wells Fargo Bank, National Association, as Rights Agent.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 23, 2007

                          EASTGROUP PROPERTIES, INC.


                          By: /s/ N. KEITH MCKEY
                              ---------------------
                              N. Keith McKey
                              Executive Vice President, Chief Financial Officer, Treasurer and Secretary

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